UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 13, 2004

GS Mortgage Securities Corporation II Commercial Mortgage Pass-Through Ceritificates, Series 2004-GG2
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	333-115888-01 (Commission File Number)	22-3442024 (IRS Employer Identification No.)
85 Broad Street, New York, N.Y. (Address of principal executive offices)	10004 (Zip Code)

Registrant's telephone number, including area code 212-902-1000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of GS Mortgage Securities Corporation II, as Depositor, Commercial Mortgage Pass-Through Certificates, Series 2004-GG2, which was made on October 13, 2004.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Monthly distribution report pursuant to Section 4.02 of the Pooling and Servicing Agreement for the distribution on October 13, 2004.

(Exhibit No. Description)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF GS MORTGAGE SECURITIES CORPORATION II, REGISTRANT

By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

Date: October 18, 2004
GS Mortgage Securities Corporation II,
Commercial Mortgage Pass-Through Certificates
Series 2004-GG2
ABN AMRO Acct: 722004.1
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Oct-04
13-Oct-04
13-Sep-04
15-Nov-04
30-Sep-04
Administrator:
Susan Abbott 312.904.9664
susan.l.abbott@abnamro.com
Analyst:
Vamsi Kaipa 714.259.6252
vamsi.kaipa@abnamro.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Bond Interest Reconciliation
Shortfall Summary Report
Asset-Backed Facts ~ 15 Month Loan Status Summary
Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary
Delinquent Loan Detail
Historical Collateral Prepayment
Loan Level Detail
Specially Serviced (Part I) - Loan Detail
Page 2-3

Page 9-10

Page 12-17

Specially Serviced (Part II) - Servicer Comments
Historical REO Report
Modified Loan Detail
Realized Loss Detail
Appraisal Reduction Detail
Appraisal Reduction Detail
Rating Information

Page 25-26
Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
GOL04GG2
GOL04GG2_200410_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
12-Aug-04
13-Sep-04
10-Aug-38
Parties to The Transaction
Depositor: GS Mortgage Securities Corporation II
Underwriter: Goldman Sachs & Co./Greenwich Capital Markets, Inc./Credit Suisse First Boston LLC
Master Servicer: Wells Fargo Bank, National Association
Special Servicer: Lennar Partners, Inc.
Rating Agency: Standard & Poor's/Moody's Investors Service, Inc.
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.ctslink.com
www.etrustee.net

08-Oct-2004 - 08:35 (R898-R906) (c) 2004 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.625328%
13-Oct-04
13-Oct-04
13-Sep-04
15-Nov-04
30-Sep-04
GS Mortgage Securities Corporation II,
Commercial Mortgage Pass-Through Certificates
Series 2004-GG2
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
105
Upper-Tier REMIC
Statement Date:
ABN AMRO Acct: 722004.1
971.946710667
34.740919778
0.000000000
937.205790889
2.518152000
Fixed
0.00
0.00
0.000000000
3.10900000%
0.000000000
36228CTC7
A-1
45,000,000.00
43,737,601.98
1,563,341.39
0.00
42,174,260.59
113,316.84
1000.000000000
0.000000000
0.000000000
1000.000000000
3.577500000
Fixed
0.00
0.00
0.000000000
4.29300000%
0.000000000
36228CTD5
A-2
100,000,000.00
100,000,000.00
0.00
0.00
100,000,000.00
357,750.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.835000000
Fixed
0.00
0.00
0.000000000
4.60200000%
0.000000000
36228CTE3
A-3
256,000,000.00
256,000,000.00
0.00
0.00
256,000,000.00
981,760.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.136666683
Fixed
0.00
0.00
0.000000000
4.96400000%
0.000000000
36228CTF0
A-4
208,000,000.00
208,000,000.00
0.00
0.00
208,000,000.00
860,426.67
1000.000000000
0.000000000
0.000000000
1000.000000000
4.399166647
5.279000000%
0.00
0.00
0.000000000
5.27900000%
0.000000000
36228CTG8
A-5
173,000,000.00
173,000,000.00
0.00
0.00
173,000,000.00
761,055.83
1000.000000000
0.000000000
0.000000000
1000.000000000
4.496666664
5.396000000%
0.00
0.00
0.000000000
5.39600000%
0.000000000
36228CTH6
A-6
1,299,650,000.00
1,299,650,000.00
0.00
0.00
1,299,650,000.00
5,844,092.83
999.383315885
0.683524588
0.000000000
998.699791297
4.165762795
5.002000000%
0.00
0.00
0.000000000
5.00200000%
0.000000000
36228CTJ2
A-1A
177,669,000.00
177,559,434.35
121,441.13
0.00
177,437,993.22
740,126.91
1000.000000000
0.000000000
0.000000000
1000.000000000
0.290648018
0.522314057%
0.00
0.00
0.000000000
0.34877762%
0.000000000
N
36228CTP8/U03911GY1
X-P
2,474,498,000.00
2,474,498,000.00
0.00
0.00
2,474,498,000.00
719,207.94
999.473213694
0.000000000
0.000000000
998.826315836
0.077995750
0.099460323%
0.00
0.00
0.000000000
0.09364423%
0.000000000
N
36228CTQ6/U03911GZ8
X-C
2,604,402,686.00
2,603,030,722.33
0.00
0.00
2,601,345,939.81
203,132.34
1000.000000000
0.000000000
0.000000000
1000.000000000
4.575000000
5.490000000%
0.00
0.00
0.000000000
5.49000000%
0.000000000
36228CTK9
B
65,110,000.00
65,110,000.00
0.00
0.00
65,110,000.00
297,878.25
1000.000000000
0.000000000
0.000000000
1000.000000000
4.610000000
5.532000000%
0.00
0.00
0.000000000
5.53200000%
0.000000000
36228CTL7
C
29,299,000.00
29,299,000.00
0.00
0.00
29,299,000.00
135,068.39
1000.000000000
0.000000000
0.000000000
1000.000000000
4.565986024
5.662794360%
0.00
0.00
0.000000000
5.47918330%
0.000000000
36228CTM5
D
52,088,000.00
52,088,000.00
0.00
0.00
52,088,000.00
237,833.08
1000.000000000
0.000000000
0.000000000
1000.000000000
4.647652901
5.760794360%
0.00
0.00
0.000000000
5.57718330%
0.000000000
36228CTN3
E
29,300,000.00
29,300,000.00
0.00
0.00
29,300,000.00
136,176.23
1000.000000000
0.000000000
0.000000000
1000.000000000
4.662652818
5.778794360%
0.00
0.00
0.000000000
5.59518330%
0.000000000
36228CTR4/U03911HA2
F
26,044,000.00
26,044,000.00
0.00
0.00
26,044,000.00
121,434.13
1000.000000000
0.000000000
0.000000000
1000.000000000
4.662652596
5.778794360%
0.00
0.00
0.000000000
5.59518330%
0.000000000
36228CTS2/U03911HB0
G
22,789,000.00
22,789,000.00
0.00
0.00
22,789,000.00
106,257.19
1000.000000000
0.000000000
0.000000000
1000.000000000
4.662652650
5.778794360%
0.00
0.00
0.000000000
5.59518330%
0.000000000
36228CTT0/U03911HC8
H
29,299,000.00
29,299,000.00
0.00
0.00
29,299,000.00
136,611.06
08-Oct-2004 - 08:35 (R898-R906) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.625328%
13-Oct-04
13-Oct-04
13-Sep-04
15-Nov-04
30-Sep-04
GS Mortgage Securities Corporation II,
Commercial Mortgage Pass-Through Certificates
Series 2004-GG2
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
105
Upper-Tier REMIC
Statement Date:
ABN AMRO Acct: 722004.1
1000.000000000
0.000000000
0.000000000
1000.000000000
4.222500384
5.067000000%
0.00
0.00
0.000000000
5.06700000%
0.000000000
36228CTU7/U03911HD6
J
6,511,000.00
6,511,000.00
0.00
0.00
6,511,000.00
27,492.70
1000.000000000
0.000000000
0.000000000
1000.000000000
4.222500384
5.067000000%
0.00
0.00
0.000000000
5.06700000%
0.000000000
36228CTV5/U03911HE4
K
13,022,000.00
13,022,000.00
0.00
0.00
13,022,000.00
54,985.40
1000.000000000
0.000000000
0.000000000
1000.000000000
4.222500384
5.067000000%
0.00
0.00
0.000000000
5.06700000%
0.000000000
36228CTW3/U03911HF1
L
13,022,000.00
13,022,000.00
0.00
0.00
13,022,000.00
54,985.40
1000.000000000
0.000000000
0.000000000
1000.000000000
4.222500256
5.067000000%
0.00
0.00
0.000000000
5.06700000%
0.000000000
36228CTX1/U03911HG9
M
9,767,000.00
9,767,000.00
0.00
0.00
9,767,000.00
41,241.16
1000.000000000
0.000000000
0.000000000
1000.000000000
4.222500384
5.067000000%
0.00
0.00
0.000000000
5.06700000%
0.000000000
36228CTY9/U03911HH7
N
6,511,000.00
6,511,000.00
0.00
0.00
6,511,000.00
27,492.70
1000.000000000
0.000000000
0.000000000
1000.000000000
4.222500512
5.067000000%
0.00
0.00
0.000000000
5.06700000%
0.000000000
36228CTZ6/U03911HJ3
O
9,766,000.00
9,766,000.00
0.00
0.00
9,766,000.00
41,236.94
1000.000000000
0.000000000
0.000000000
1000.000000000
4.222499873
5.067000000%
0.00
0.00
0.000000000
5.06700000%
0.000000000
36228CUA9/U03911HK0
P
32,555,686.00
32,555,686.00
0.00
0.00
32,555,686.00
137,466.38
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
36228CUB7/U03911HL8
R
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
36228CUC5/U03911HM6
LR
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
0.00
2,604,402,686.00
2,603,030,722.33
13,821,810.89
Total
2,601,345,939.81
1,684,782.52
0.00
12,137,028.37
08-Oct-2004 - 08:35 (R898-R906) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

GS Mortgage Securities Corporation II,
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Oct-04
13-Oct-04
13-Sep-04
15-Nov-04
30-Sep-04
Commercial Mortgage Pass-Through Certificates
Series 2004-GG2
ABN AMRO Acct: 722004.1
Statement Date:
Cash Reconciliation Summary
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
10,582,546.70
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
12,190,472.24
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled
Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
12,138,763.96
)
(1,735.59
0.00
0.00
0.00
)
(1,735.59
1,415,788.71
268,993.81
1,684,782.52
0.00
0.00
0.00
0.00
0.00
0.00
1,684,782.52
13,823,546.48
13,821,810.88
2,603,030,722.94
141
1,684,782.52
0.00
0
0.00
0.00
0
0.00
0
2,601,345,940.42
141
276,632.47
2,049,243.11
268,993.81
1,607,925.53
268,993.81
1,607,925.53
51,708.28
0.00
0.00
11,946.02
63,654.30
0.00
0.00
0.00
0.00
0.00
0.00
0.00
)
(51,708.28
12,137,028.36
Interest Not Advanced (
Current Period
)
0.00
1,607,925.53
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
)
(2,049,243.11
)
(276,632.47
0.00
0.00
0.00
Total Advance Summary

08-Oct-2004 - 08:35 (R898-R906) (c) 2004 LaSalle Bank N.A.

GS Mortgage Securities Corporation II,
Class
Accrued
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Oct-04
13-Oct-04
13-Sep-04
15-Nov-04
30-Sep-04
Commercial Mortgage Pass-Through Certificates
Series 2004-GG2
ABN AMRO Acct: 722004.1
Bond Interest Reconciliation
Deductions
Allocable
Deferred &
Prior
Prepay-
Other
Additions
Interest
Credit Support
Original
Current(4)
Accrual
Int. Short-
falls Due
ment
Interest
Interest (2)
Payment
Amount
PPIS
Interest
Certificate
Accretion
Interest
Loss/Exp
Interest
Penalties
Proceeds (1)
Interest
Shortfalls
Certificate
Rate
Pass
Thru
Method Days
Outstanding
Remaining
Statement Date:
Distributable
Current Period
(Shortfall)/
Recovery
Int Accrual
on Prior
Shortfall (3)
0.00
0.00
0.00
0.00
0.00
A-1
30
113,316.84
113,316.84
113,316.84
0.00
13.25%
13.27%
30/360
3.109000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-2
30
357,750.00
357,750.00
357,750.00
0.00
13.25%
13.27%
30/360
4.293000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-3
30
981,760.00
981,760.00
981,760.00
0.00
13.25%
13.27%
30/360
4.602000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-4
30
860,426.67
860,426.67
860,426.67
0.00
13.25%
13.27%
30/360
4.964000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-5
30
761,055.83
761,055.83
761,055.83
0.00
13.25%
13.27%
30/360
5.279000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-6
30
5,844,092.83
5,844,092.83
5,844,092.83
0.00
13.25%
13.27%
30/360
5.396000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-1A
30
740,126.91
740,126.91
740,126.91
0.00
13.25%
13.27%
30/360
5.002000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
X-P
30
719,207.94
719,207.94
719,207.94
0.00
NA
NA
30/360
0.348777623%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
X-C
30
203,132.34
203,132.34
203,132.34
0.00
NA
NA
30/360
0.093644232%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
B
30
297,878.25
297,878.25
297,878.25
0.00
10.75%
10.76%
30/360
5.490000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
C
30
135,068.39
135,068.39
135,068.39
0.00
9.63%
9.64%
30/360
5.532000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
D
30
237,833.08
237,833.08
237,833.08
0.00
7.63%
7.63%
30/360
5.479183302%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
E
30
136,176.23
136,176.23
136,176.23
0.00
6.50%
6.51%
30/360
5.577183302%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
F
30
121,434.13
121,434.13
121,434.13
0.00
5.50%
5.51%
30/360
5.595183302%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
G
30
106,257.19
106,257.19
106,257.19
0.00
4.63%
4.63%
30/360
5.595183302%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
H
30
136,611.06
136,611.06
136,611.06
0.00
3.50%
3.50%
30/360
5.595183302%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
J
30
27,492.70
27,492.70
27,492.70
0.00
3.25%
3.25%
30/360
5.067000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
K
30
54,985.40
54,985.40
54,985.40
0.00
2.75%
2.75%
30/360
5.067000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
L
30
54,985.40
54,985.40
54,985.40
0.00
2.25%
2.25%
30/360
5.067000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
M
30
41,241.16
41,241.16
41,241.16
0.00
1.88%
1.88%
30/360
5.067000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
N
30
27,492.70
27,492.70
27,492.70
0.00
1.63%
1.63%
30/360
5.067000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
O
30
41,236.94
41,236.94
41,236.94
0.00
1.25%
1.25%
30/360
5.067000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
P
30
137,466.38
137,466.38
137,466.38
0.00
0.00%
0.00%
30/360
5.067000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
12,137,028.37
12,137,028.37
12,137,028.37
0.00
0.00
0.00
0.00
(2) Accrued - Deductions + Additions Interest
(3) Includes interest accrued on outstanding Interest Shortfalls and/or Loss Allocations. Where applicable.
08-Oct-2004 - 08:35 (R898-R906) (c) 2004 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.
(4) Determined as follows: (A) the ending balance of all the classes less (B) the sum of (i) the ending balance of the class and (ii) the ending balance of all classes which are not subordinate to the class divided by (A).

GS Mortgage Securities Corporation II,
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Oct-04
13-Oct-04
13-Sep-04
15-Nov-04
30-Sep-04
Commercial Mortgage Pass-Through Certificates
Series 2004-GG2
ABN AMRO Acct: 722004.1
Interest Adjustments Summary
Statement Date:
0.00
0.00
0.00
0.00
Special Servicing Fees
Workout Fees
Liquidation Fees
Legal Fees
0.00
0.00
Misc. Fees & Expenses Paid by/to Servicer
Interest Paid to Servicer on Outstanding Advances
0.00
0.00
ASER Interest Advance Reduction
Interest Not Advanced (Current Period)
Recoup of Prior Advances by Servicer
0.00
0.00
Servicing Fees Paid Servicer on Loans Not Advanced
Misc. Fees & Expenses Paid by Trust
0.00
0.00
0.00
Shortfall Due to Rate Modification
Total Shortfall Allocated to the Bonds
Total Interest Adjustment to the Bonds
0.00
Shortfall Allocated to the Bonds:
Excess Allocated to the Bonds:
Other Interest Proceeds Due the Bonds
Yield Maintenance Penalties Due the Bonds
Prepayment Penalties Due the Bonds
Recovered ASER Interest Due the Bonds
Recovered Interest Due the Bonds
Less Total Shortfall Allocated to the Bonds
Total Excess Allocated to the Bonds
0.00
0.00
Total Excess Allocated to the Bonds
0.00
0.00
Aggregate Interest Adjustment Allocated to the Bonds
0.00
0.00
0.00
0.00
Prepayment Interest Excess Due the Bonds
0.00
ARD Excess Interest
0.00
0.00
0.00
Net Prepayment Int. Shortfalls Allocated to the Bonds
Other Interest Loss

08-Oct-2004 - 08:35 (R898-R906) (c) 2004 LaSalle Bank N.A.

GS Mortgage Securities Corporation II,
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Oct-04
13-Oct-04
13-Sep-04
15-Nov-04
30-Sep-04
Commercial Mortgage Pass-Through Certificates
Series 2004-GG2
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary
Distribution
Date
Delinq 1 Month
Delinq 2 Months
Delinq 3+ Months
Foreclosure
REO
Modifications
Specially Serviced
Bankruptcy
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Special Event Categories (1)
Statement Date:
ABN AMRO Acct: 722004.1
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
13-Oct-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
13-Sep-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
(1) Note: Modification, Specially Serviced & Bankruptcy Totals are Included in the Appropriate Delinquency Aging Category

08-Oct-2004 - 08:35 (R898-R906) (c) 2004 LaSalle Bank N.A.

GS Mortgage Securities Corporation II,
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Oct-04
13-Oct-04
13-Sep-04
15-Nov-04
30-Sep-04
Commercial Mortgage Pass-Through Certificates
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Penalties
Appraisal Reduct. (2)
Liquidations (2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Amort
ABN AMRO Acct: 722004.1
Series 2004-GG2
13-Oct-04
141
100.00%
2,601,345,940
99.88%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
105
105
5.63%
5.60%
0
0
0
0
13-Sep-04
141
100.00%
2,603,030,723
99.95%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
106
106
5.81%
5.78%
0
0
0
0
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

08-Oct-2004 - 08:35 (R898-R906) (c) 2004 LaSalle Bank N.A.

GS Mortgage Securities Corporation II,
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Oct-04
13-Oct-04
13-Sep-04
15-Nov-04
30-Sep-04
Commercial Mortgage Pass-Through Certificates
Series 2004-GG2
ABN AMRO Acct: 722004.1
Delinquent Loan Detail
Disclosure
Control #
Paid
Thru
Date
Current P&I
Advance
Outstanding
P&I
Advances**
Out. Property
Protection
Advances
Loan
Status
Code (1)
Special
Servicer
Transfer Date
Foreclosure
Date
Bankruptcy
Date
REO
Date
Statement Date:
1-Sep-04
365,115.33
365,115.33
0.00
B
8
1-Sep-04
273,247.90
273,247.90
0.00
A
14
1-Sep-04
104,616.53
104,616.53
0.00
B
22
1-Sep-04
110,115.78
110,115.78
0.00
A
31
1-Sep-04
93,589.90
93,589.90
0.00
A
34
1-Sep-04
90,590.66
90,590.66
0.00
A
37
1-Sep-04
77,279.48
77,279.48
0.00
A
46
1-Sep-04
52,755.92
52,755.92
0.00
A
54
1-Sep-04
52,123.71
52,123.71
0.00
A
56
1-Sep-04
51,534.43
51,534.43
0.00
A
57
1-Sep-04
51,317.62
51,317.62
0.00
A
58
1-Sep-04
44,972.75
44,972.75
0.00
B
62
1-Sep-04
52,412.55
52,412.55
0.00
B
65
1-Sep-04
50,518.04
50,518.04
0.00
A
66
1-Sep-04
46,942.46
46,942.46
0.00
A
67
1-Sep-04
37,733.33
37,733.33
0.00
A
70
1-Sep-04
43,631.37
43,631.37
0.00
A
71
1-Sep-04
45,925.64
45,925.64
0.00
A
73
1-Sep-04
39,137.25
39,137.25
0.00
A
78
1-Sep-04
40,089.33
40,089.33
0.00
A
80
1-Sep-04
37,346.84
37,346.84
0.00
A
81
1-Sep-04
31,399.01
31,399.01
0.00
A
86
1-Sep-04
24,296.29
24,296.29
0.00
A
104
1-Sep-04
28,314.86
28,314.86
0.00
B
107
1-Sep-04
18,494.29
18,494.29
0.00
A
120
1-Sep-04
10,079.04
10,079.04
0.00
B
137
1-Sep-04
3,339.04
3,339.04
0.00
A
141
08-Oct-2004 - 08:35 (R898-R906) (c) 2004 LaSalle Bank N.A.

A. In Grace Period
1. Delinq. 1 month
2. Delinq. 2 months
3. Delinquent 3 + months
4. Performing Matured Balloon
** Outstanding P&I Advances include the current period P&I Advances and may include Servicer and Trust Advances.
7. Foreclosure
9. REO
B. Late Payment but < 1 month delinq.
5. Non Performing Matured Balloon

GS Mortgage Securities Corporation II,
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Oct-04
13-Oct-04
13-Sep-04
15-Nov-04
30-Sep-04
Commercial Mortgage Pass-Through Certificates
Series 2004-GG2
ABN AMRO Acct: 722004.1
Delinquent Loan Detail
Disclosure
Control #
Paid
Thru
Date
Current P&I
Advance
Outstanding
P&I
Advances**
Out. Property
Protection
Advances
Loan
Status
Code (1)
Special
Servicer
Transfer Date
Foreclosure
Date
Bankruptcy
Date
REO
Date
Statement Date:
1,876,919.34
1,876,919.34
Total
08-Oct-2004 - 08:35 (R898-R906) (c) 2004 LaSalle Bank N.A.

A. In Grace Period
1. Delinq. 1 month
2. Delinq. 2 months
3. Delinquent 3 + months
4. Performing Matured Balloon
** Outstanding P&I Advances include the current period P&I Advances and may include Servicer and Trust Advances.
7. Foreclosure
9. REO
B. Late Payment but < 1 month delinq.
5. Non Performing Matured Balloon

GS Mortgage Securities Corporation II,
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Oct-04
13-Oct-04
13-Sep-04
15-Nov-04
30-Sep-04
Commercial Mortgage Pass-Through Certificates
Series 2004-GG2
ABN AMRO Acct: 722004.1
Historical Collateral Level Prepayment Report
Disclosure
Control #
Payoff
Period
Initial
Balance
Type
Payoff
Amount
Penalty
Amount
Prepayment
Date
Maturity
Date
Property
Type
Geographic
Location
Statement Date:
Cumulative
Current
08-Oct-2004 - 08:35 (R898-R906) (c) 2004 LaSalle Bank N.A.

GS Mortgage Securities Corporation II,
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Oct-04
13-Oct-04
13-Sep-04
15-Nov-04
30-Sep-04
Commercial Mortgage Pass-Through Certificates
Series 2004-GG2
ABN AMRO Acct: 722004.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
NV
4.78000%
1-May-09
GOL4GG2A
Retail
0.00
189,094,028
994,569

NY
4.49010%
1-Nov-13
GOL4GG2A
Office
0.00
154,000,000
576,230

NY
6.02600%
1-May-14
GOL4GG2A
Office
0.00
132,402,100
799,627

NJ
4.97960%
6-Jun-14
GOL4GG2A
Retail
0.00
130,000,000
539,457

VI
6.24000%
1-Jun-14
GOL4GG2A
Retail
0.00
114,710,473
707,327

NY
6.49875%
1-Jun-14
GOL4GG2A
Office
0.00
97,678,276
619,346

FL
5.75000%
1-May-14
GOL4GG2A
Retail
0.00
84,593,122
496,037

NY
5.49673%
1-Apr-14
GOL4GG2A
Office
0.00
80,000,000
366,449
B

CA
6.36000%
1-Aug-14
GOL4GG2A
Lodging
0.00
71,317,007
476,537

MS
5.85000%
1-Sep-14
GOL4GG2A
Retail
0.00
67,930,340
401,160

NY
5.78600%
1-Nov-10
GOL4GG2A
Office
0.00
67,333,333
324,659

HI
6.00000%
1-Aug-09
GOL4GG2A
Office
0.00
61,000,000
305,000

CA
4.95000%
1-Jun-14
GOL4GG2A
Office
0.00
48,800,000
201,300

MI
5.55000%
1-Jul-13
GOL4GG2A
Mixed use
0.00
47,858,033
274,046
A

MD
5.89000%
1-May-14
GOL4GG2A
Retail
0.00
47,000,000
230,692

VI
5.44800%
1-Jul-14
GOL4GG2A
Office
0.00
45,000,000
204,300

IL
6.11000%
1-Aug-14
GOL4GG2A
Retail
0.00
39,928,646
242,656

NC
5.61000%
1-Jul-16
GOL4GG2A
Retail
0.00
37,250,000
174,144

CA
5.94000%
1-Jul-14
GOL4GG2A
Retail
0.00
32,800,000
162,360

CO
5.76300%
1-Aug-11
GOL4GG2A
Office
0.00
29,300,000
140,713

GA
5.27000%
1-Jun-09
GOL4GG2B
Multifamily
0.00
28,675,957
159,392

GA
4.66000%
1-May-14
GOL4GG2A
Retail
0.00
27,056,000
105,067
B

CA
5.69000%
1-Jul-11
GOL4GG2A
Office
0.00
25,500,000
120,913

CA
5.66000%
1-Jun-14
GOL4GG2A
Industrial
0.00
24,387,151
145,494

CA
6.73000%
1-May-14
GOL4GG2A
Retail
0.00
22,800,000
127,870

08-Oct-2004 - 08:35 (R898-R906) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

GS Mortgage Securities Corporation II,
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Oct-04
13-Oct-04
13-Sep-04
15-Nov-04
30-Sep-04
Commercial Mortgage Pass-Through Certificates
Series 2004-GG2
ABN AMRO Acct: 722004.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
CA
6.15000%
1-Jun-14
GOL4GG2A
Retail
0.00
22,170,898
135,553

IL
6.17500%
1-Jul-14
GOL4GG2A
Retail
0.00
21,903,843
134,142

GA
5.55000%
1-Jul-09
GOL4GG2B
Multifamily
0.00
21,187,500
97,992

MD
6.22000%
1-Jul-14
GOL4GG2A
Office
0.00
20,946,875
128,891

IL
5.99500%
1-Aug-14
GOL4GG2A
Office
0.00
20,000,000
99,917

PA
5.67000%
1-May-14
GOL4GG2A
Retail
0.00
19,106,431
111,072
A

UT
6.18700%
6-Aug-14
GOL4GG2A
Office
0.00
18,467,569
113,151

NY
5.82000%
1-Jul-14
GOL4GG2A
Retail
0.00
17,750,000
86,088

CO
5.74330%
1-Feb-14
GOL4GG2A
Office
0.00
16,172,783
95,074
A

TX
5.67000%
1-Aug-11
GOL4GG2A
Office
0.00
15,968,532
92,560

MI
5.81200%
1-Aug-14
GOL4GG2A
Retail
0.00
15,869,687
93,415

MI
5.79000%
1-May-13
GOL4GG2A
Retail
0.00
15,426,470
90,848
A

MI
5.81000%
1-Jun-14
GOL4GG2A
Office
0.00
15,340,951
90,458

AL
5.59000%
1-May-14
GOL4GG2B
Multifamily
0.00
15,350,000
71,505

CA
7.10000%
1-Aug-14
GOL4GG2A
Retail
0.00
15,250,000
90,229

CA
5.26000%
1-Aug-19
GOL4GG2B
Multifamily
0.00
14,892,140
120,661

GA
5.46000%
1-Jul-09
GOL4GG2B
Multifamily
0.00
14,925,000
67,909

NV
5.81000%
1-May-14
GOL4GG2A
Retail
0.00
14,000,000
67,783

TX
5.87500%
1-Jan-14
GOL4GG2A
Retail
0.00
13,878,249
82,815

OR
5.86000%
1-Jan-14
GOL4GG2A
Retail
0.00
13,850,000
67,634

CA
4.95000%
1-May-14
GOL4GG2A
Retail
0.00
13,291,276
77,945
A

CO
5.93000%
1-Jul-09
GOL4GG2A
Retail
0.00
11,700,000
57,818

OR
5.07500%
1-Jun-14
GOL4GG2A
Other
0.00
11,050,196
60,097

PA
6.66300%
1-Jan-14
GOL4GG2A
Retail
0.00
10,822,357
70,068

CA
5.46500%
1-Sep-14
GOL4GG2A
Industrial
0.00
10,788,101
61,084

08-Oct-2004 - 08:35 (R898-R906) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

GS Mortgage Securities Corporation II,
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Oct-04
13-Oct-04
13-Sep-04
15-Nov-04
30-Sep-04
Commercial Mortgage Pass-Through Certificates
Series 2004-GG2
ABN AMRO Acct: 722004.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
CA
5.37000%
1-Jun-14
GOL4GG2A
Industrial
0.00
10,500,000
46,988

TX
5.74330%
1-Feb-14
GOL4GG2A
Office
0.00
9,784,452
57,519

GA
5.14000%
1-May-14
GOL4GG2A
Office
0.00
9,800,000
41,977

NY
5.38000%
1-Jan-14
GOL4GG2A
Office
0.00
9,408,289
53,227
A

CA
6.62000%
1-Sep-13
GOL4GG2A
Retail
0.00
9,348,545
60,478

CA
5.39000%
1-May-14
GOL4GG2A
Office
0.00
9,327,392
52,591
A

CA
5.39000%
1-May-14
GOL4GG2A
Office
0.00
9,221,942
51,996
A

CA
5.39000%
1-May-14
GOL4GG2A
Office
0.00
9,183,144
51,777
A

FL
6.07000%
1-Jul-14
GOL4GG2A
Retail
0.00
9,000,000
45,525

GA
6.52500%
1-Aug-14
GOL4GG2A
Office
0.00
8,985,403
57,034

PA
5.87000%
1-Jun-14
GOL4GG2B
Multifamily
0.00
8,856,359
52,559

CA
6.11800%
1-Jun-09
GOL4GG2A
Office
0.00
8,850,000
45,120
B

FL
6.09000%
1-Jul-14
GOL4GG2A
Retail
0.00
8,677,296
52,665

CO
5.69000%
1-Jul-14
GOL4GG2A
Retail
0.00
8,600,000
40,778

MI
5.45000%
1-May-14
GOL4GG2A
Industrial
0.00
8,535,838
52,555
B

NY
5.91000%
1-Apr-14
GOL4GG2A
Office
0.00
8,449,077
50,941
A

MO
5.39000%
1-May-14
GOL4GG2A
Office
0.00
8,400,224
47,363
A

CA
5.43000%
1-May-14
GOL4GG2A
Retail
0.00
8,307,088
47,044

TX
5.94000%
1-Jul-13
GOL4GG2A
Office
0.00
8,100,000
40,095

CA
5.72000%
1-May-15
GOL4GG2A
Retail
0.00
8,000,000
38,133
A

FL
5.39000%
1-May-14
GOL4GG2A
Office
0.00
7,807,712
44,022
A

WI
5.73000%
1-Jul-14
GOL4GG2A
Retail
0.00
7,777,859
45,420

TX
5.91000%
1-Jun-14
GOL4GG2B
Multifamily
0.00
7,770,744
46,315
A

MD
5.46000%
1-Aug-14
GOL4GG2A
Retail
0.00
7,750,000
35,263

WI
4.79000%
1-May-13
GOL4GG2B
Multifamily
0.00
7,400,000
29,538

08-Oct-2004 - 08:35 (R898-R906) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

GS Mortgage Securities Corporation II,
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Oct-04
13-Oct-04
13-Sep-04
15-Nov-04
30-Sep-04
Commercial Mortgage Pass-Through Certificates
Series 2004-GG2
ABN AMRO Acct: 722004.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
CA
6.74000%
1-Jul-14
GOL4GG2A
Retail
0.00
7,274,430
50,390

TX
5.74330%
1-Feb-14
GOL4GG2A
Office
0.00
7,152,148
42,045

FL
5.39000%
1-May-14
GOL4GG2A
Office
0.00
7,003,503
39,488
A

FL
5.72000%
1-Aug-14
GOL4GG2A
Retail
0.00
7,000,000
33,367

CA
5.99000%
1-Jul-14
GOL4GG2A
Office
0.00
6,731,964
40,426
A

NV
5.39000%
1-Jun-14
GOL4GG2A
Office
0.00
6,689,792
37,682
A

CA
5.80000%
1-Jun-14
GOL4GG2A
Office
0.00
6,325,598
37,259

TX
4.46000%
1-May-09
GOL4GG2B
Multifamily
0.00
6,320,000
23,489

TX
4.46000%
1-May-09
GOL4GG2B
Multifamily
0.00
6,240,000
23,192

LA
5.78500%
1-Mar-14
GOL4GG2A
Retail
0.00
6,158,369
36,319

CA
4.86000%
1-Jun-14
GOL4GG2A
Office
0.00
5,970,228
31,698
A

WA
5.29000%
1-Nov-12
GOL4GG2B
Multifamily
0.00
5,950,000
26,230

WA
5.88000%
1-Aug-14
GOL4GG2B
Mobile home park
0.00
5,910,000
28,959

VI
6.09000%
1-Jan-17
GOL4GG2A
Retail
0.00
5,828,920
35,413

TX
4.46000%
1-May-09
GOL4GG2B
Multifamily
0.00
5,790,000
21,520

AZ
5.97000%
1-Aug-14
GOL4GG2A
Retail
0.00
5,754,388
34,453

MO
6.26000%
1-Aug-14
GOL4GG2A
Office
0.00
5,740,086
35,441

SC
6.21800%
1-Aug-14
GOL4GG2A
Retail
0.00
5,525,462
36,436

AZ
5.59000%
1-Aug-11
GOL4GG2A
Retail
0.00
5,508,953
31,654

WA
4.28000%
1-May-09
GOL4GG2B
Multifamily
0.00
5,400,000
19,260

FL
5.84000%
1-Jul-14
GOL4GG2A
Industrial
0.00
5,285,333
31,233

CA
5.49000%
1-May-14
GOL4GG2A
Office
0.00
5,223,373
29,776

TX
5.90500%
1-Jun-14
GOL4GG2A
Industrial
0.00
5,171,033
33,202

CA
5.83000%
1-Jul-14
GOL4GG2A
Industrial
0.00
5,000,000
24,292

TX
6.01000%
1-Jun-12
GOL4GG2A
Retail
0.00
4,700,000
23,539

08-Oct-2004 - 08:35 (R898-R906) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

GS Mortgage Securities Corporation II,
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Oct-04
13-Oct-04
13-Sep-04
15-Nov-04
30-Sep-04
Commercial Mortgage Pass-Through Certificates
Series 2004-GG2
ABN AMRO Acct: 722004.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
CA
5.57000%
1-Jun-14
GOL4GG2A
Retail
0.00
4,572,876
28,441

GA
5.94000%
1-Aug-14
GOL4GG2A
Retail
0.00
4,491,661
26,806

CA
5.90000%
1-Jul-14
GOL4GG2A
Industrial
0.00
4,500,000
22,125

AZ
5.25000%
1-Jul-11
GOL4GG2A
Retail
0.00
4,425,957
24,518
A

TX
5.74330%
1-Feb-14
GOL4GG2A
Office
0.00
4,374,615
25,717

AL
5.88000%
1-Jul-14
GOL4GG2A
Retail
0.00
4,338,073
25,746

IL
6.13500%
1-Jul-14
GOL4GG2A
Office
0.00
4,332,955
28,387
B

GA
5.53000%
1-Nov-13
GOL4GG2B
Multifamily
0.00
4,250,671
24,496

PA
5.62000%
1-Jul-14
GOL4GG2B
Multifamily
0.00
4,187,774
24,164

CA
6.05500%
1-Jul-14
GOL4GG2A
Retail
0.00
3,989,475
24,124

AZ
6.46100%
1-Aug-14
GOL4GG2A
Retail
0.00
3,968,456
25,023

IL
4.40000%
1-Apr-09
GOL4GG2A
Retail
0.00
3,809,000
13,966

FL
6.45500%
1-Aug-14
GOL4GG2A
Self storage
0.00
3,742,045
24,476

PA
5.35000%
1-Apr-14
GOL4GG2A
Office
0.00
3,600,000
16,050

TX
5.11550%
1-Feb-09
GOL4GG2A
Office
0.00
3,412,580
18,732

WI
4.66000%
1-May-13
GOL4GG2B
Multifamily
0.00
3,400,000
13,203

CA
5.60000%
1-Aug-14
GOL4GG2A
Office
0.00
3,393,210
19,519

TX
5.74330%
1-Feb-14
GOL4GG2A
Office
0.00
3,333,040
19,594

FL
5.83000%
1-Jul-14
GOL4GG2A
Retail
0.00
3,240,985
19,132

TX
5.74000%
1-Jul-14
GOL4GG2B
Multifamily
0.00
3,190,937
18,654
A

CA
5.41000%
1-Jul-14
GOL4GG2A
Retail
0.00
3,090,538
17,427

DC
6.35000%
1-Jun-14
GOL4GG2A
Other
0.00
3,039,638
18,978

CT
6.10000%
1-Aug-14
GOL4GG2A
Retail
0.00
2,994,636
18,180

CA
5.25000%
1-May-14
GOL4GG2A
Retail
0.00
2,983,967
16,566

MO
6.54000%
1-Jul-14
GOL4GG2A
Retail
0.00
2,964,147
28,600

08-Oct-2004 - 08:35 (R898-R906) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

GS Mortgage Securities Corporation II,
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Oct-04
13-Oct-04
13-Sep-04
15-Nov-04
30-Sep-04
Commercial Mortgage Pass-Through Certificates
Series 2004-GG2
ABN AMRO Acct: 722004.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
NV
6.51000%
1-Jul-14
GOL4GG2A
Industrial
0.00
2,889,394
19,599

CO
6.14000%
1-Sep-13
GOL4GG2A
Retail
0.00
2,715,000
13,892

NC
6.14900%
1-Jun-14
GOL4GG2A
Retail
0.00
2,665,488
16,295

NC
6.01000%
1-Aug-14
GOL4GG2A
Retail
0.00
2,645,165
15,905

ID
5.88000%
1-Aug-14
GOL4GG2B
Mobile home park
0.00
2,555,500
12,522

AZ
5.12000%
1-Mar-08
GOL4GG2A
Retail
0.00
2,550,000
10,880

TN
5.96500%
1-Jul-14
GOL4GG2A
Office
0.00
2,543,146
15,231

TX
6.00000%
1-Aug-11
GOL4GG2A
Retail
0.00
2,520,000
12,600

NV
5.88000%
1-Aug-14
GOL4GG2B
Mobile home park
0.00
2,397,000
11,745

GA
6.31000%
1-Jul-14
GOL4GG2A
Office
0.00
2,169,616
13,477

GA
5.11550%
1-Feb-09
GOL4GG2A
Office
0.00
1,987,856
10,912

NV
6.80000%
1-Jul-14
GOL4GG2A
Office
0.00
1,546,603
10,105
B

PA
5.72000%
1-Jun-14
GOL4GG2B
Multifamily
0.00
1,394,525
8,143

PA
5.63000%
1-Jun-14
GOL4GG2B
Multifamily
0.00
1,394,417
8,064

NV
6.50000%
1-Jun-14
GOL4GG2A
Industrial
0.00
1,193,974
8,102

AZ
5.75000%
1-Jul-14
GOL4GG2A
Retail
0.00
532,754
3,366
A

2,601,345,940
13,887,201
0
08-Oct-2004 - 08:35 (R898-R906) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

GS Mortgage Securities Corporation II,
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Oct-04
13-Oct-04
13-Sep-04
15-Nov-04
30-Sep-04
Commercial Mortgage Pass-Through Certificates
Series 2004-GG2
ABN AMRO Acct: 722004.1
Specially Serviced (Part I) ~ Loan Detail (End of Period)
Disclosure
Control #
Servicing
Xfer Date
Balance
Note
Rate
Maturity
Date
Remaining
Property
Type
Geo.
Location
NOI
DSCR
NOI
Date
Schedule
Actual
Life
Statement Date:
Loan
Status
Code(1)
08-Oct-2004 - 08:35 (R898-R906) (c) 2004 LaSalle Bank N.A.

(1) Legend:
A. P&I Adv - in Grace Period
B. P&I Adv - < one month delinq
1. P&I Adv - delinquent 1 month
2. P&I Adv - delinquent 2 months
3. P&I Adv - delinquent 3+ months
4. Mat. Balloon/Assumed P&I
7. Foreclosure
9. REO
5. Non Performing Mat. Balloon

GS Mortgage Securities Corporation II,
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Oct-04
13-Oct-04
13-Sep-04
15-Nov-04
30-Sep-04
Commercial Mortgage Pass-Through Certificates
Series 2004-GG2
ABN AMRO Acct: 722004.1
Specially Serviced Loan Detail (Part II) ~ Servicer Comments (End of Period)
Disclosure
Control #
Resolution
Strategy
Comments
Statement Date:
08-Oct-2004 - 08:35 (R898-R906) (c) 2004 LaSalle Bank N.A.

GS Mortgage Securities Corporation II,
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Oct-04
13-Oct-04
13-Sep-04
15-Nov-04
30-Sep-04
Commercial Mortgage Pass-Through Certificates
Series 2004-GG2
Historical Collateral Level REO Report
Property
Type
Statement Date:
State
Actual
Balance
Scheduled
Balance
Recent
Appraisal
Value
Appraisal
Reduction
Amount
Date
Liquidated
Liquidation
Proceeds
Liquidation
Expenses
Realized
Loss
Disclosure
Control #
REO
Date
City
Appraisal
Date
ABN AMRO Acct: 722004.1
08-Oct-2004 - 08:35 (R898-R906) (c) 2004 LaSalle Bank N.A.

GS Mortgage Securities Corporation II,
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Oct-04
13-Oct-04
13-Sep-04
15-Nov-04
30-Sep-04
Commercial Mortgage Pass-Through Certificates
Series 2004-GG2
ABN AMRO Acct: 722004.1
Modified Loan Detail
Disclosure
Control #
Modification
Date
Cutoff
Maturity
Date
Modification
Description
Modified
Maturity
Date
Statement Date:
08-Oct-2004 - 08:35 (R898-R906) (c) 2004 LaSalle Bank N.A.

GS Mortgage Securities Corporation II,
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Oct-04
13-Oct-04
13-Sep-04
15-Nov-04
30-Sep-04
Commercial Mortgage Pass-Through Certificates
Series 2004-GG2
ABN AMRO Acct: 722004.1
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Current Total
Cumulative
08-Oct-2004 - 08:35 (R898-R906) (c) 2004 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..

GS Mortgage Securities Corporation II,
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Oct-04
13-Oct-04
13-Sep-04
15-Nov-04
30-Sep-04
Commercial Mortgage Pass-Through Certificates
Series 2004-GG2
ABN AMRO Acct: 722004.1
Appraisal Reduction Detail
Disclosure
Control#
Appraisal
Red. Date
Scheduled
Balance
ASER
Note
Rate
Maturity
Date
Property
Type
Geographic
Location
Appraisal
Value Date
DSCR
Statement Date:
Remaining Term
Life
ARA
Amount
Current P&I
Advance

08-Oct-2004 - 08:35 (R898-R906) (c) 2004 LaSalle Bank N.A.

GS Mortgage Securities Corporation II,
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Oct-04
13-Oct-04
13-Sep-04
15-Nov-04
30-Sep-04
Commercial Mortgage Pass-Through Certificates
Series 2004-GG2
ABN AMRO Acct: 722004.1
ASER Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
ASER
Prin
Balance
ASER Prin
ADV Reduction
Amount
Current
Appraisal
Reduction Date
Current Appraisal
Reduction
Amount
Cumulative
ASER
Amount
Statement Date:
ASER Int
ADV Reduction
Amount
08-Oct-2004 - 08:35 (R898-R906) (c) 2004 LaSalle Bank N.A.

GS Mortgage Securities Corporation II,
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Oct-04
13-Oct-04
13-Sep-04
15-Nov-04
30-Sep-04
Commercial Mortgage Pass-Through Certificates
Series 2004-GG2
ABN AMRO Acct: 722004.1
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
LR
36228CUC5
A-1
36228CTC7
NR
Aaa
AAA
A-2
36228CTD5
NR
Aaa
AAA
A-3
36228CTE3
NR
Aaa
AAA
A-4
36228CTF0
NR
Aaa
AAA
A-5
36228CTG8
NR
Aaa
AAA
A-6
36228CTH6
NR
Aaa
AAA
A-1A
36228CTJ2
NR
Aaa
AAA
X-P
36228CTP8
NR
Aaa
AAA
X-C
36228CTQ6
NR
Aaa
AAA
B
36228CTK9
NR
Aa2
AA
C
36228CTL7
NR
Aa3
AA-
D
36228CTM5
NR
A2
A
E
36228CTN3
NR
A3
A-
F
36228CTR4
NR
Baa1
BBB+
G
36228CTS2
NR
Baa2
BBB
H
36228CTT0
NR
Baa3
BBB-
J
36228CTU7
NR
Ba1
BB+
K
36228CTV5
NR
Ba2
BB
L
36228CTW3
NR
Ba3
BB-
M
36228CTX1
NR
B1
B+
N
36228CTY9
NR
B2
B

08-Oct-2004 - 08:35 (R898-R906) (c) 2004 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1) Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

GS Mortgage Securities Corporation II,
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Oct-04
13-Oct-04
13-Sep-04
15-Nov-04
30-Sep-04
Commercial Mortgage Pass-Through Certificates
Series 2004-GG2
ABN AMRO Acct: 722004.1
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
O
36228CTZ6
NR
B3
B-
P
36228CUA9
NR
NR
NR
R
36228CUB7

08-Oct-2004 - 08:35 (R898-R906) (c) 2004 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1) Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.